UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐  Definitive Proxy Statement

☑ Definitive Additional Materials

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Precision Optics Corporation, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V83184 - TBD PRECISION OPTICS CORPORATION, INC. 2025 Annual Meeting Vote by March 18, 2026 11:59 PM ET PRECISION OPTICS CORPORATION, INC. 550 KING STREET, BLDG A, SUITE 100 LITTLETON, MA 01460 You invested in PRECISION OPTICS CORPORATION, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 19, 2026. Get informed before you vote View the proxy statement and annual report online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 5, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* March 19, 2026 10:00 am EDT 550 King Street, Building A, Suite 100 Littleton, MA 01460

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V83185 - TBD For 1. Election of Directors: Nominees: 1a. Peter H. Woodward For 1b. Andrew J. Miclot For 1c. Buell G. Duncan For 1d. Joseph P. Pellegrino, Jr. For 1e. Joseph N. Forkey For 2. To consider and vote on whether to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the year ending June 30, 2025 For 3. To ratify the appointment of Stowe & Degon LLC as our independent registered public accounting firm for the year ending June 30, 2026 Voting Items Board Recommends